PROSPECTUS SUPPLEMENT

January 18, 2019

for

The Guardian Investor® Individual Variable Annuity

The Guardian Investor Retirement Asset Manager® Variable Annuity

The Guardian C+C Variable Annuity

The Guardian CxC Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with:

1.	the Prospectus dated May 1, 2018 for The Guardian Investor® Individual Variable Annuity issued through The Guardian Separate Account D;
2.	the Prospectus dated May 1, 2018 for The Guardian Investor Retirement Asset Manager® Variable Annuity issued through The Guardian Separate Account E;
3.	the Prospectus dated May 1, 2007 for The Guardian C+C Variable Annuity issued through The Guardian Separate Account F; and
4.	the Prospectus dated May 1, 2007 for The Guardian CxC Variable Annuity issued through The Guardian Separate Account F.

At a meeting held on November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) approved the acquisition of the assets and assumption of the liabilities of the AB VPS Value Portfolio (the “Portfolio”) by AB VPS Growth and Income Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and contractowners with contract value allocated to the Portfolio will receive shares of the same class of the Acquiring Portfolio. The acquisition does not require approval of either the Portfolio’s or the Acquiring Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019 (currently anticipated to be April 26, 2019) (the “Acquisition Date”). Effective as of the close of business on the Acquisition Date, the Portfolio will no longer be an available investment option under your contract and has been replaced by the Acquiring Portfolio.

Prior to the Acquisition Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options, or the fixed-rate option, offered under the terms of your Policy. Any contract value in the Contract that is allocated to the Portfolio at the close of business on the Acquisition Date will be transferred to the Acquiring Portfolio. For 30 days following the Acquisition Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to the Acquiring Portfolio to any other available variable investment options, or the fixed-rate option, free of charge. Transfers made due to the acquisition will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at P.O. Box 26125, Lehigh Valley, Pennsylvania 18002-6125 (regular mail) or 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017-9464 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectus for the AB VPS Growth and Income Portfolio or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

Please refer to the fund prospectus for important information including fees and expenses. Please read the fund prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the acquisition. After the acquisition you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Acquiring Portfolio.

Further, on and after the Acquisition Date, certain administrative programs will be impacted. Specifically:

•

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Acquisition Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Acquisition Date.

•

Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Acquisition Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Acquisition Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Acquisition Date.

•

Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Acquisition Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Acquisition Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in-force.

As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.